                                                                   EXHIBIT 10.49




 _______________________________________________________________________________


                              WARRANT AGREEMENT OF
                        THE HARVEY ENTERTAINMENT COMPANY

                                 50,000 SHARES

                          Dated as of January 16, 1997

________________________________________________________________________________




                         COMMON STOCK PURCHASE WARRANT

         WARRANT AGREEMENT dated as of January 16, 1997 between The Harvey Entertainment Company, a California corporation (the "Company"), the Company as Warrant Agent (in such capacity, "Warrant Agent"), and Arnhold & S. Bleichroeder (the "Warrant Holder" or "Holder").

         The Company proposes to issue two Common Stock Purchase Warrants as hereinafter described (collectively the "Warrant") to purchase an aggregate of up to 50,000 shares of its Common Stock (the "Common Stock"), no par value per share (the shares of Common Stock issuable on exercise of the Warrant being referred to herein as the "Warrant Shares"), in favor of Warrant Holder.

         In consideration of the nonexclusive consulting services provided to the Company in matters relating to possible acquisition transactions, investment opportunities, investor relations and such services as the Company may request from time to time (the "Services") from the Warrant Holder, and for the purpose of defining the terms and provisions of the Warrant and the respective rights and obligations thereunder of the Company and the Holder, the Company and the Warrant Holder hereby agree as follows:

         SECTION 1.          TRANSFERABILITY AND FORM OF THE WARRANT.

                   1.1 REGISTRATION. The Warrant shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Company in Los Angeles, California ("the Warrant Register"). The Company shall be entitled to treat the Holder of the Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any Company registration or transfer of Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

                   1.2 TRANSFER RESTRICTIONS. The Holder may not transfer the Warrant without the prior written consent of the Company, which consent may be granted or denied in the sole discretion of the Company. Should such consent be granted, the Warrant so transferred shall continue to be bound by this restriction in the hands of a subsequent Holder, and the Company shall not recognize any attempted transfer of the Warrant in violation of this Agreement.

                   1.3 TRANSFER--GENERAL. Subject to the terms hereof, the Warrant shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the Company shall countersign and deliver a new Warrant to the persons entitled thereto. The Company or the Warrant Agent may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

                   1.4 FORM OF THE WARRANT. The text of the Warrant and of the form of election to purchase Warrant Shares (the "Purchase Form") shall be substantially as set forth respectively in Exhibits A, B and C attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary.

                             The Warrant shall be dated as of the date of
countersignature thereof by the Company either upon initial issuance or upon transfer.

         SECTION 2.          TERM OF THE WARRANT; EXERCISE OF THE WARRANT;
                             WARRANT PRICE, ETC.

                   2.1 TERM OF THE WARRANT. Subject to the terms of this Agreement, the Holder shall have the right, which may be exercised from time to time, from and through the dates set forth in the Warrant, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrant. If the last day for the exercise of the Warrant shall not be a business day, then the Warrant may be exercised on the next succeeding business day.

                   2.2 VESTING OF THE WARRANT. Warrant No. One to purchase 25,000 Warrant Shares shall immediately vest and may be exercised on or after the date hereof in accordance with the terms of this Agreement and the Warrant Certificate. Warrant No. Two to purchase 25,000 Warrant Shares may be exercised and will vest on January 16, 1998, in the event that the Company has requested and the Warrant Holder has agreed to continue to perform the Services through January 16, 1999; provided, however, that in the event on January 16, 1998, the Company has not requested or the Warrant Holder has not agreed to provide services through January 16, 1999 then Warrant No. Two shall not vest, may not be exercised, and shall be of no force or effect.

                   2.3 EXERCISE OF THE WARRANT. The Warrant may be exercised upon surrender to the Company, at its principal office, of the certificate evidencing the Warrant to be exercised, together with the Purchase Form on the reverse thereof duly filled in and signed, and upon payment to the Company, of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 2 and 6 hereof), for the number of Warrant Shares in
respect of which such Warrant is then exercised.   Upon partial exercise, a
Warrant Certificate for the unexercised portion shall be delivered to the Holder. Payment





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of the aggregate Warrant Price shall be payable in cash, by certified or official bank check or wire transfer.

                             Subject to Section 3 hereof, upon such surrender
of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 8 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant and payment of the Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

                   2.4 COMPLIANCE WITH GOVERNMENT REGULATIONS. Holder acknowledges that none of the Warrant or Warrant Shares has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement. The Warrant and the Warrant Shares will bear a legend to the following effect:

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN AVAILABLE EXEMPTION FROM REGISTRATION."

                   2.5 WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of the Warrant (the "Warrant Price") shall be $10.00, subject to adjustment pursuant to Section 6 hereof.

         SECTION 3.          PAYMENT OF TAXES AND INDEMNIFICATION.

                   3.1 PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant and Warrant Shares upon the exercise of Warrant; provided, however, that the Company shall not be required to pay any income tax or taxes resulting from the issuance of the warrant or any other tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of the Warrant or certificates for Warrant Shares.

                   3.2 INDEMNIFICATION. Warrant Holder hereby agrees to indemnify and hold the Company harmless from any and all taxes which may be imposed on Warrant Holder due to the issuance of the Warrant or any subsequent exercise of the Warrant and issuance of the Warrant shares, including, but without limitation, any income or transfer taxes.

         SECTION 4. MUTILATED OR MISSING WARRANT. In case the Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5.          RESERVATION OF WARRANT SHARES.

                   5.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrant. The transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be and are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent and any subsequent transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 8 of this Agreement. The Company will furnish to such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder. The Warrant surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company.

                   5.2 CANCELLATION OF THE WARRANT. In the event the Company shall purchase or otherwise acquire the Warrant, the same shall be cancelled and retired.

         SECTION 6. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                   6.1 MECHANICAL ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment as follows:

                             (a) In case the Company shall at any time after the date of this Agreement (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder of the Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                             (b) In case the Company shall issue rights, options or warrants to holders of its outstanding Common Stock entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (e) below), the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustments shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                             (c) In case the Company shall distribute to holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus legally available for payment of dividends at the time of any such payment or distribution, but excluding dividends or distributions referred to in paragraph (a) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of the Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                             In the event of a distribution by the Company to holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant, the Holder of the Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6.1; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant other than adjustments required by this Section 6.

                             (d) In case the Company shall issue shares of Common Stock or rights, options or warrants containing the right to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock (excluding (i) shares, rights, options, warrants or convertible securities issued in any of the transactions described in paragraphs (a), (b) or (c) above, or (ii) Warrant Shares issued upon exercise of the Warrant), for a price per share of Common Stock, in the case of the issuance of Common Stock, or for a price per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the then current market price per share of Common Stock (as defined in paragraph (e) below) on the date the Company fixed the offering, conversion or exchange price of such additional shares, the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such shares, rights, options or warranties are issued, and shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                             (e) For the purpose of any computation under paragraphs (b), (c) and (d) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for 10 consecutive trading days commencing 20 trading days before the date of such computation. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange or in the NASDAQ National Market System to which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system, or if the Common Stock is not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time by the Board of Directors of the Company for that purpose. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it considers appropriate or in the case of securities which are not quoted, the Board of Directors of the Company shall determine the current market price based upon such information and advice as it considers appropriate. In the case of rights, options, warrants or convertible or exchangeable securities, the price per share of Common Stock shall be determined by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities.





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
                             (f) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                             (g) In case the Company shall sell or issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe or purchase shares of Common Stock in the following situations:

                                    (i)       to officers, directors,
                           consultants or employees of the Company pursuant to an employee stock option plan approved by the Company's shareholders either at a price not less than 95% of the current market price of the Company's Common Stock or in an amount (taking into account all prior sales or issuances excluded pursuant to this clause (i)) not greater than 5% of the total number of shares of Common Stock outstanding on a fully diluted basis; or

                                    (ii)      to sellers of assets or interests
                           in other enterprises in exchange for the arm's length acquisition of such assets or interests,

         there shall be no adjustment in the Warrant Price or the number of Warrant Shares either upon the initial issuance of such securities or upon the exercise or conversion thereof.

                           (h) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Warrant Price; provided, however, that any adjustments which by reason of this paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment or upon exercise of the Warrant. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                           (i) No adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant need be made under paragraphs (b), (c), or (d) if the Company issues or distributes to the Holder of the Warrant the shares, rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Holder of the Warrant would have been entitled to receive had the Warrant been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant need be made for sales of Warrant Shares pursuant to a Company plan for reinvestment of





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
         dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares.

                           (j) For the purpose of this Section 6.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes from no par value to par value, changes in par value, or changes from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holder shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of the Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (h), inclusive, above, and the provisions of Section 2 and Sections 6.2 through 6.3, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities; provided, however, that the Warrant Price shall at no time be less than the par value of the Common Stock of the Company; provided, further, that the Company shall reduce the par value of its Common Stock from time to time as necessary so that such par value shall not be more than the Warrant Price then in effect.

                           (k) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, the issuance of which required an adjustment in the number of shares of Common Stock purchasable upon exercise of the Warrant, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of the Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price or decreasing the number of shares of Common Stock purchasable upon the exercise of the Warrant by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights, and provided further that the issuance of shares of Common Stock pursuant to rights, options, warrants or conversion or exchange rights shall not be cause for additional adjustments beyond the adjustments provided in respect of the initial issuance of the rights, options, warrants or conversion or exchange rights.

                 6.2 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Holder a copy of a certificate of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment in the absence of manifest error.

                 6.3       NO ADJUSTMENT FOR DIVIDENDS.  Except as provided in
Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

                 6.4 PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an amendment to this Agreement that each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive upon the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6.4 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

                 6.5 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant to this Agreement.

         SECTION 7.        REGISTRATION RIGHTS.

                 7.1       CERTAIN DEFINITIONS.

                 As used in this Warrant Agreement, the following terms shall have the following respective meanings:

                           (A)      COMMISSION means the Securities and
Exchange Commission.

                           (B)      EXCHANGE ACT means the Securities Exchange
Act of 1934, as amended, or any successor act, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                           (C)      REGISTRABLE SECURITIES means the Warrant
Shares issued or issuable upon exercise of the Warrants. As to any particular Registrable Security, once issued, such security shall cease to be one of the Registrable Securities when (x) such security shall have been transferred to any person pursuant to an effective registration statement, (y) such security shall have been transferred to any person that is not an Affiliate (as defined in the Exchange Act) of the initial Warrant Holder pursuant to Rule 144 (or any successor provision) under the Securities Act and the shares thereupon become freely tradeable, or (z) such security shall have ceased to be outstanding.

                           (D)      REGISTRATION EXPENSES means all expenses
incident to the Company's performance of or compliance with the registration rights herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and expenses of Company's counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities; provided, however, that Registration Expenses shall not include fees and expenses of counsel for the holders of Registrable Securities nor shall it include underwriting discounts, commissions and transfer taxes, if any, relating to the offer and sale of Registrable Securities, all of which shall be borne by such holders.

                           (E)      SECURITIES ACT means the Securities Act of
1933, as amended, or any successor act thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                 7.2       REGISTRATION.

                           (A)      COMPANY REGISTRATION.  If (without any
obligation to do so) the Company proposes to register (including for this purpose any registration effected by the Company for holders other than the holders of Registrable Securities) any of its Common Stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Forms S-4 or S-8 or equivalent successor forms), then the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Any such registration effected by the Company is referred to herein as a "Company Registration." Upon the written request of such holders given within fifteen (15) days after the giving of such notice by the Company, the Company shall, subject to the provisions of Section 7.2(c) below, cause to be included in such registration statement and registered under the Securities Act all of the Registrable Securities that each such holder ("Participating Holders") has requested to be registered.

                           (B)      EXPENSES.  The Company shall pay all
Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 7.2(a).

                           (C)      PRIORITY IN REQUESTED REGISTRATIONS.  If
the Company Registration pursuant to Section 7.2(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing, with a copy to the Participating Holders that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering; then, in the case of a Company Registration (x) first, other securities to be sold for the account of the Company to be included in the Company Registration, and (y) second, the Registrable Securities and other securities of the Company entitled to similar registration rights, pro rata, in proportion to the number of Registrable Securities and other securities requested to be included in such registration statement.

                 7.3       REGISTRATION PROCEDURES.

                           (a)      If and whenever the Company is required to
use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 7.2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 7.2, will:

                                    (i)       prepare and file with the
Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become effective;

                                    (ii)      furnish to each Participating
Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as each Participating Holder may reasonably request;

                                    (iii)     immediately notify the
Participating Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and at the request of the Participating Holders promptly prepare and furnish to the Participating Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                                    (iv)      use its best efforts to list all
Registrable Securities covered by such registration statement on the securities exchange, if any, on which the Common Stock is then listed.

                           (b)      The Company may require each Participating
Holder to furnish the Company with such information and undertakings as it may reasonably request regarding the holders requesting registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

                           (c)      Each Participating Holder agrees (A) that
upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7.3(a)(iii), such holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until receipt by such Participating Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(iii) of this Section 7.3 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities at the time of receipt of such notice and (b) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Participating Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (d)      Nothing in this Agreement to the contrary,
the Company will not be required to file such a registration statement with respect to, or include in any registration statement, any Registrable Securities if the Company obtains an opinion (in form and substance satisfactory to the holder requesting registration) of counsel acceptable to the holder of such Registrable Securities to the effect that the sale of the Registrable Securities in the manner contemplated by such holder may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities and that such securities are freely tradeable.

         7.4     INDEMNIFICATION.

                 (A) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 7 hereof of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless the Participating Holders, their directors and officers, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Participating Holders' Registrable Securities in such registration) and each other person, if any, who controls the Participating Holders or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Participating Holders or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Participating Holders and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Participating Holder either specifically for inclusion therein or which the Company has informed the Participating Holder will be used for such purposes; provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.

                 (B) INDEMNIFICATION BY THE PARTICIPATING HOLDERS. The Company may require, as a condition to including any Registrable Securities of the Participating Holders in any registration statement filed pursuant to
Section 7, that the Company shall have received an undertaking satisfactory to it from the Participating Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 7.4) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Participating Holders either specifically for inclusion therein or which the Company has informed the Participating Holders will be used for such purposes.

                 (C) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 (D) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 7.4 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                 (E) CONTRIBUTION. If the indemnification provided for in this Section 7.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, to the extent such indemnification is unavailable, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person.

                 If indemnification is available under this Section 7.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7.4(a) and 7.4(b) without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 7.4(e).

         SECTION 8. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this
Section 8, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (e) of Section 6.1, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         SECTION 9.        NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER.
Nothing contained in this Agreement or in the Warrant shall be construed as conferring upon the Holder or his permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

         SECTION 10. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holder during normal business hours at its principal office.

         SECTION 11. IDENTITY OF TRANSFER AND WARRANT AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or Warrant Agent, or any other shares of the Company's capital stock issuable upon the exercise of the Warrant, the Company will notify the Holder of the name and address of such subsequent transfer agent.

         SECTION 12. NOTICES. Any notice pursuant to this Agreement by any Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company at its office at 1999 Avenue of the Stars, Suite 2050, Los Angeles, California, 90067, Attention: Chief Executive Officer.

                 Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party. Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the

Holder shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Holder at his address on the books of the Warrant Agent.

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws. The parties hereto agree to submit to the jurisdiction of the Courts of the State of California in any action or proceeding arising out of or relating to this Agreement.

         SECTION 14. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrant and which shall not adversely affect the interests of the Holder.

         SECTION 15. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 16. MERGER OR CONSOLIDATION OF THE COMPANY. So long as the Warrant remains outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         SECTION 17. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, and the Holder any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

         SECTION 18. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

                                        THE COMPANY:

                                        THE HARVEY ENTERTAINMENT
                                        COMPANY, a California corporation


                                        By:          [SIG]
                                           -------------------------------------
                                        Title:        EVP
                                              ----------------------------------


                                        THE WARRANT AGENT:

                                        THE HARVEY ENTERTAINMENT
                                        COMPANY, a California corporation


                                        By:          [SIG]
                                           -------------------------------------
                                        Title:        EVP
                                              ----------------------------------

                                        THE WARRANT HOLDER:

                                        ARNHOLD AND S. BLEICHROEDER, INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Address:
                                        1345 Avenue of the Americas
                                        New York, New York 10105-4300

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

                                        THE COMPANY:

                                        THE HARVEY ENTERTAINMENT
                                        COMPANY, a California corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE WARRANT AGENT:

                                        THE HARVEY ENTERTAINMENT
                                        COMPANY, a California corporation


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        THE WARRANT HOLDER:

                                        ARNHOLD AND S. BLEICHROEDER, INC.



                                        By:              [SIG]
                                            ------------------------------------
                                            Name:  [SIG]
                                            Title: Co-President

                                        Address:
                                        1345 Avenue of the Americas
                                        New York, New York 10105-4300

                                    EXHIBIT A

                               Warrant Certificate

No. One                                                            25,000 Shares


                         COMMON STOCK PURCHASE WARRANT

                              Void After 5:00 P.M.
                        Pacific Time on January 16, 2002


         THIS CERTIFIES THAT, for value received, Arnhold & S. Bleichroeder, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from The Harvey Entertainment Company, a California corporation (the "Company"), at any time until 5:00 p.m. Pacific Time on January 16, 2002 (the "Expiration Date"), at the purchase price of $10.00 per share (the "Warrant Price"), the number of shares of Common Stock of the Company (the "Common Stock") which is equal to the number of Shares set forth above. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant is issued under and in accordance with a Warrant Agreement, dated as of January 16, 1997, between the Company, the Warrant Agent and the Warrant Holder and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company in Los Angeles, California. Payment of such price shall be payable at the option of the Holder hereof in cash or by certified or official bank check or wire transfer. Terms relating to exercise of Warrant is set forth more fully in the Warrant Agreement.

         This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant. This Warrant is transferable only in limited circumstances as described in this Warrant Agreement at the office of the Company in Los Angeles, California, in the manner and subject to the limitations set forth in the Warrant Agreement.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN AVAILABLE EXEMPTION FROM REGISTRATION."

         The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on which books, the Company may treat the Holder hereof as the owner for all purposes.

         This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.


                                                THE HARVEY ENTERTAINMENT COMPANY



                                                 By:
                                                        -----------------------
                                                        Jeffrey A. Montgomery
                                                        Chief Executive Officer





Attest
         ---------------------------
         Gregory Yulish
         Secretary


DATED: As of January 16, 1997

                                   EXHIBIT B

                              Warrant Certificate

No. Two                                                            25,000 Shares


                         COMMON STOCK PURCHASE WARRANT

                              Void After 5:00 P.M.
                        Pacific Time on January 16, 2003

         THIS CERTIFIES THAT, for value received, and subject to the Company's prior written election, Arnhold & S. Bleichroeder, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), subject to vesting, is entitled to purchase from The Harvey Entertainment Company, a California corporation (the "Company"), from and after January 16, 1998 through 5:00 p.m. Pacific Time on January 16, 2003 (the "Expiration Date"), at the purchase price of $10.00 per share (the "Warrant Price"), the number of shares of Common Stock of the Company (the "Common Stock") which is equal to the number of Shares set forth above. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant is issued under and in accordance with a Warrant Agreement, dated as of January 16, 1997 between the Company, the Warrant Agent and the Warrant Holder and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         If and once vested, this Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company in Los Angeles, California. Payment of such price shall be payable at the option of the Holder hereof in cash or by certified or official bank check or wire transfer. Terms relating to exercise of Warrant is set forth more fully in the Warrant Agreement.

         This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant. This Warrant is transferable only in limited circumstances as described in this Warrant Agreement at the office of the Company in Los Angeles, California, in the manner and subject to the limitations set forth in the Warrant Agreement.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN AVAILABLE EXEMPTION FROM REGISTRATION."

         The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on which books, the Company may treat the Holder hereof as the owner for all purposes.

         This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.


                                                THE HARVEY ENTERTAINMENT COMPANY



                                                 By:
                                                       -------------------------
                                                        Jeffrey A. Montgomery
                                                        Chief Executive Officer





Attest
         ----------------------------
         Gregory Yulish
         Secretary


DATED: As of January 16, 1997

                                   Exhibit C

                                 PURCHASE FORM

                                Mailing Address

-------------------------------------   ----------------------------------------
-------------------------------------   ----------------------------------------
-------------------------------------   ----------------------------------------

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _______________ shares of the stock provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or by cashier's check in the amount of $______________.]

         The undersigned requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (Please Print Name, Address and Social Security No.)

                 DATED:                   , ______

Name of Warrant Holder or Permitted Assignee:

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature:
          ----------------------------------------------------------------------

Signature Guaranteed:  Note:        The above signature must correspond with
                                    the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.





                                      -1-